Exhibit 10.8

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

PRODUCED WATER FACILITIES AND ACCESS AGREEMENT

among

TEXAS PACIFIC RESOURCES LLC,

DBR LAND LLC,

DELAWARE BASIN RANCHES INC.

and

WATERBRIDGE STATELINE LLC

Dated March 8, 2022

Exhibits:
Exhibit A	Addresses for Notice
Exhibit B	Form of Memorandum of Agreement

Schedules:
Schedule 1	DBR Lands; TPR Lands; AMI Lands
Schedule 2	Insurance

i

PRODUCED WATER FACILITIES AND ACCESS AGREEMENT

This Produced Water Facilities and Access Agreement (this “Agreement”) is entered into as of March 8, 2022 (the “Effective Date”), by and among Texas Pacific Resources LLC, a Delaware limited liability company (“TPR”), DBR Land LLC, a Delaware limited liability company (“DBR”), WaterBridge Stateline LLC, a Delaware limited liability company (“WBSL”) and, Delaware Basin Ranches Inc., a Texas corporation (“Landowner”). TPR, DBR, WBSL and Landowner may be referred to collectively as the “Parties” and individually as a “Party”.

RECITALS

WHEREAS, Landowner is the owner of and DBR, pursuant to the Master Lease (defined herein), leases the lands in Reeves County and Loving County, Texas described on Schedule 1 attached hereto as DBR Checkerboard Lands and Contiguous DBR Lands (the “DBR Lands”), and TPR owns the lands in Reeves County and Loving County, Texas described on Schedule 1 attached hereto as TPR Lands (the “TPR Lands”);

WHEREAS, TPR, Landowner and DBR desire to designate the TPR Lands and the DBR Lands as the “AMI Lands,” and TPR further desires to grant WBSL certain rights to develop, construct and operate Produced Water Facilities on the TPR Lands, each in accordance with the terms and conditions of this Agreement and the Transaction Documents; and

WHEREAS, TPR, Landowner, DBR and WBSL further desire, as between the Parties, to grant WBSL the exclusive rights to market and sell Produced Water within the AMI Lands, and WBSL desires to grant TPR certain rights to purchase Produced Water from WBSL outside of the AMI Lands, each in accordance with the terms and conditions of this Agreement and the Transaction Documents.

AGREEMENT

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Parties agree as follows:

1. Definitions and Interpretation.

(a) Unless otherwise required by the context in which any defined term appears, the following terms shall have the meanings specified in this Section 1(a).

[***]

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, (i) controls or owns the first Person, (ii) is controlled and owned by the first Person or (iii) is under common control or ownership with the first Person, where “own” (including the terms “owned by” and “under common ownership with”) means ownership of 50% or more of the equity interest(s) of the Person, and “control” (including the terms “controlled by” and “under common control with”) means the power to direct or cause the direction of the management or policies of the Person through direct or indirect ownership of more than 50% of the voting securities or interest. Notwithstanding the foregoing, each Party acknowledges that Five Point Energy LLC and its affiliates manage a variety of private investment funds (the “FPE Funds”) and that the FPE Funds currently own, and may in the future acquire, interests in energy and/or Produced Water-related companies (the “FPE Portfolio Companies”), including WBSL, and each Party agrees that none of the terms of this Agreement other than Section 17 shall apply to any FPE Fund or to any of the FPE Portfolio Companies (other than (a) WaterBridge NDB LLC and its subsidiaries, and (b) if DBR and/or Landowner are not controlled by WaterBridge NDB LLC and are controlled by one or more FPE Funds, then the FPE Portfolio Company or FPE Portfolio Companies that control DBR, Landowner, or both and their subsidiaries), and that none of the FPE Funds or the FPE Portfolio Companies or any of their affiliates (other than (a) WaterBridge NDB LLC and its subsidiaries, and (b)if DBR and/or Landowner are not controlled by WaterBridge NDB LLC and are controlled by one or more FPE Funds, then the FPE Portfolio Company that controls DBR and Landowner or either of them and their subsidiaries) shall be “Affiliates” of the WBSL Parties for the purposes of this Agreement other than for purposes of Section 17.

“Agreement” has the meaning set forth in the Preamble.

“Alternate Royalty” has the meaning set forth in Section 4(b).

“Alternate Royalty Year” has the meaning given in the definition of “Annual Volume”.

“AMI Lands” has the meaning set forth in the Recitals.

“Annual Volume” for each 12 month period described in this definition (each such 12 month period an “Alternate Royalty Year”) means:

•	[***] Barrels (corresponding to [***] in Alternate Royalty payments) during the 12 month period beginning on the Royalty Date;

•	[***] Barrels (corresponding to [***] in Alternate Royalty payments) during the 12 month period beginning on first anniversary of the Royalty Date;

•	[***] Barrels (corresponding to [***] in Alternate Royalty payments) during the 12 month period beginning on the second anniversary of the Royalty Date;

•	[***] Barrels (corresponding to [***] in Alternate Royalty payments) during the period beginning on the third anniversary of the Royalty Date; and

•	[***] Barrels (corresponding to [***] in Alternate Royalty payments) during the period beginning on the fourth anniversary of the Royalty Date.

“Applicable CDBRL Barrel” has the meaning set forth in Section 4(a).

“Applicable Laws” means all applicable laws, treaties, regulations, standards, decrees, rules, decisions, judgments, orders, injunctions, interpretations, authorizations, directives, or other requirements of any Governmental Authority, including any Governmental Approval.

“Barrel” means 42 U.S. gallons.

“Capacity Achievement Date” has the meaning set forth in Section 4(b).

“Capacity Threshold” means the lesser of (i) the actual Applicable CDBRL Barrels per day of disposal volumes reached by WBSL as of the Capacity Achievement Date or (ii) [***].

“Checkerboard Lands” means the DBR Checkerboard Lands and TPR Lands identified on Schedule 1.

“Confidential Information” has the meaning set forth in Section 17.

“Contiguous DBR Lands” means the Contiguous DBR Lands identified on Schedule 1.

“DBR” has the meaning set forth in the Preamble.

“DBR Lands” has the meaning set forth in the Recitals.

“Default” has the meaning set forth in Section 14(a).

“Due Date” has the meaning set forth in Section 4(g).

“Effective Date” has the meaning set forth in the Preamble.

“Election Date” has the meaning set forth in Section 9.

“Force Majeure” has the meaning set forth in Section 12.

“Governmental Approval” means any permit, license, permission, grant or other similar authorization issued by, or required to be issued by, any Governmental Authority, and necessary for a Party to perform its obligations under this Agreement.

“Governmental Authority” means any federal, tribal, state or local governmental entity, or any of the several states or subdivisions thereof, and any of their respective, agencies, branches, courts, tribunals, commissions, institutions, military forces or other bodies or authorities, whether legislative, judicial, executive, or arbitral, having jurisdiction or authority, actual or apparent, over the Parties or subject matter in question.

“Hydrocarbons” means any mixture of gaseous or liquid hydrocarbons, or of hydrocarbons and other gases, whether in a gaseous state, or consisting primarily of methane, oil, condensate, natural gasoline, and all liquid hydrocarbons, or any blend of such.

“Initial Term” has the meaning set forth in Section 13(a).

“Landowner” has the meaning set forth in the preamble.

“Master Lease” means that certain Master Lease dated effective October 15, 2021 between Landowner, as landlord, and DBR, as tenant, as the same may be amended from time to time.

“New Infrastructure” means any Produced Water Facilities developed by WBSL within the AMI Lands from and after the date of acquisition of the DBR Lands by Landowner, but does not include infrastructure acquired by WBSL from a non-affiliate.

“Notice of Default” has the meaning set forth in Section 14(a).

“Overdue Rate” means the rate per annum equal to the lesser of (i) 6% plus the prime rate specified under the caption “Money Rates” in the Wall Street Journal (New York edition) on the date that the applicable payment was required to have been made and (ii) the maximum rate permitted by Applicable Laws.

“Parties” or “Party” have the meanings set forth in the Preamble.

“Person” means any individual, corporation, voluntary association, partnership, limited partnership, limited liability company, association, trust, incorporated organization, unincorporated organization, or any other entity or organization, or Governmental Authority.

“Planned Facility” has the meaning set forth in Section 2(b).

“Produced Water” means any produced water, flowback water, brine water, saltwater, associated incidental Hydrocarbons, trace amounts of oil industry chemicals or various trace solids, and any other water borne liquid substances each generated in connection with drilling for and producing Hydrocarbons. For the avoidance of doubt, Produced Water does not include Produced Water blended with fresh or brackish water.

“Produced Water Facilities” means facilities, infrastructure and equipment used for storage, transportation, recycling, treating, reuse, sale, and/or disposal (including by injection, evaporation or treatment) of Produced Water, including pipelines, commercial SWD Wells and related infrastructure.

“Reciprocal Rights” has the meaning set forth in Section 8(b).

“Renewal Term” has the meaning set forth in Section 13(a).

“Royalty” and “Royalties” have the meanings set forth in Section 4(a).

“Royalty Date” means the first day of the [***] after the Effective Date.

“Skim Oil” means all oil, condensate and other Hydrocarbons which are recovered from Produced Water using Produced Water Facilities.

“SWD Well” means a disposal well on the AMI Lands used for the purpose of injecting Produced Water into the ground.

“Term” means the Initial Term and each Renewal Term, cumulatively.

“Third Party” means any Person other than a TPR Party or a WBSL Party.

“TPR” has the meaning set forth in the Preamble.

“TPR Lands” has the meaning set forth in the Recitals.

“TPR Parties” means TPR and its Affiliates.

“Transaction Documents” means the agreements, instruments, certificates and other documents executed and delivered by any Party to another Party pursuant to this Agreement.

“Transfer” means to sell, assign, convey, lease or otherwise transfer the interest of a Party in and to this Agreement and/or all or any portion of the AMI Lands.

“WBSL” has the meaning set forth in the Preamble.

“WBSL Development Plan” has the meaning set forth in Section 2(c).

“WBSL Parties” means WBSL, DBR, Landowner and their respective Affiliates.

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(b) All references to any agreement or document shall be construed as of the particular time that such agreement or document may then have been executed, amended, varied, supplemented or modified. Capitalized terms shall have the meanings set forth in Section 1(a) unless the context otherwise requires. References in the singular shall include the plural. References to a particular article, section, subsection, paragraph, subparagraph, schedule, exhibit or appendix, if any, shall be a reference to such article, section, subsection, paragraph, subparagraph, schedule, exhibit or appendix in and to this Agreement. The words “include” and “including” shall include the phrase “without limitation.” Any reference to a Person shall include that Person’s permitted successors and assigns or any Person succeeding to that Person’s functions. Headings are for convenience of reference only and shall not affect the interpretation or construction of this Agreement. Any schedules or exhibits are fully incorporated and made part of this Agreement. The words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular Section or Article in which such words appear unless otherwise indicated. Any schedules or exhibits shall be read in conjunction with the provisions of the body of this Agreement, and such schedules or exhibits and the body of this Agreement shall be interpreted to give effect to the intent of the Parties as evidenced by their terms when taken as a whole, provided that in the event of an irreconcilable conflict between the terms of a schedule or exhibit and the provisions of the body of this Agreement, the provisions of the body of this Agreement shall control.

2. Produced Water Rights and Operations.

(a) Subject to the terms and conditions set forth herein, TPR hereby grants WBSL the non-exclusive right to develop, construct, and operate Produced Water Facilities (excluding evaporation facilities) on the TPR Lands for handling of Produced Water and the non-exclusive right of ingress and egress within the TPR Lands for the purposes of performing and exercising its rights under this Agreement. The Parties hereby agree that all Produced Water Facilities developed and constructed by WBSL on the TPR Lands pursuant to this Agreement and owned and/or operated by WBSL hereunder shall be subject to this Agreement, and all royalty payments and fees related to such Produced Water Facilities shall be paid in accordance with this Agreement and the applicable Transaction Document.

(b) If, from time to time during the Term, WBSL desires to develop Produced Water Facilities (excluding evaporation facilities) on the TPR Lands (each, a “Planned Facility”), then WBSL shall provide a written notice to TPR which notice shall describe the Planned Facility and provide information regarding the proposed route and/or location of the Planned Facility (including reasonably detailed preliminary plans and specifications for the Planned Facility, to the extent feasible without a survey or plat) and vertical depths of any SWD Well. [***]

(i)

TPR will either approve or deny in writing the Planned Facility for survey within ten business days of receipt of WBSL’s notice of a Planned Facility in compliance with Section 2(b)(v). If TPR does not deny the Planned Facility in writing within ten business days, TPR will be deemed to have approved the Planned Facility for survey.

(ii)

If TPR denies the Planned Facility for survey, then TPR will provide in the written notice of such denial (A) specific reasons supporting such denial in compliance with Section 2(b)(v), (B) a reasonable alternative route and/or location for the Proposed Facilities within the AMI Lands. TPR and WBSL will further reasonably cooperate with each other in good faith to identify a route/location that is reasonably acceptable to both Parties.

(iii)

WBSL shall provide TPR with a surveyed plat accurately describing the approved proposed route and/or location of the Planned Facility, as well as corresponding share files (and/or other forms of spatial data that TPR and WBSL are then currently using in their geographical information systems), for TPR’s review and written approval prior to beginning any necessary activities related to the construction thereof.

(iv)

TPR will either finally approve or deny the Planned Facility in compliance with Section 2(b)(v) within ten business days of receipt of reasonably complete information provided by WBSL under Section 2(b)(iii). If TPR does not deny the Planned Facility in writing within ten business days after receipt of such information, TPR will be deemed to have approved the Planned Facility. TPR shall promptly evidence its approval (including deemed approval) by providing WBSL with an executed surface lease or easement agreement needed to grant WBSL the rights to develop, construct and operate the Planned Facility (conditioned on receiving from WBSL the applicable fees in accordance with Section 2(c)), utilizing an agreement in substantially the same form as TPR’s applicable form lease or easement, revised as necessary to (A) reflect the applicable economic terms of this Agreement and ensure no duplication of Royalty payments, (B) provide the term for the SWD Well lease will run so long as the SWD Well is used continuously with no lapse of 180 consecutive days or more unless earlier terminated as provided therein, (C) otherwise be consistent with the terms of this Agreement and (D) such other changes as TPR and WBSL may agree.

(v)	Notwithstanding anything to the contrary herein, TPR must act in good faith in determining whether to approve or deny or refuse to approve WBSL’s Planned Facility or the associated route or location.

(c) WBSL shall be solely responsible for the costs and expenses of developing, owning and operating its Produced Water Facilities on the TPR Lands, but shall have no obligation to construct any Produced Water Facilities. Each quarter, WBSL will provide TPR a map of existing WBSL facilities within the AMI Lands and projected development within the AMI Lands over the next 12 months (each, a “WBSL Development Plan”). Prior to any construction thereof, WBSL shall pay fees for pipeline right of way, surface damages and any other surface use related fees for Produced Water Facilities located on TPR Lands at the prevailing market rates.

(d) [***].

(e) In the event WBSL constructs any Produced Water Facilities on the TPR Lands in violation of the terms and conditions hereof, TPR shall be entitled to (a) seek immediate injunctive relief in addition to, and not in lieu of, any other rights or remedies TPR may have under this Agreement or otherwise, at law or in equity; (b) in its sole discretion, either require WBSL to remove or relocate the Produced Water Facilities and restore all areas of the land disturbed as a result thereof to TPR’s reasonable satisfaction; or (c) following thirty (30) days’ advanced notice, remove such Produced Water Facilities and restore all areas of the land disturbed as a result thereof and all reasonable costs incurred or suffered by TPR in connection with the performance of any such action shall be payable to TPR by WBSL upon demand.

3. Memorandum. Contemporaneously with the execution of this Agreement, the Parties shall execute a short form memorandum of agreement substantially in the form of Exhibit E. At any time after the Royalty Date, WBSL may file such memorandum in the real property records of Loving County to provide notice of the AMI Lands and the rights granted herein. If any AMI Lands are added to or permanently released from the terms of this Agreement, the Parties agree to amend the memorandum or file a release, as applicable, in the real property records reflecting the addition or release.

4. Royalties and Payment.

(a) Subject to the further provisions regarding royalties and payments below, WBSL will pay the following royalties to TPR, without duplication (each a “Royalty” and together the “Royalties”):

(i)

[***] per Barrel of Produced Water disposed of or transported, in either case, utilizing New Infrastructure on or within the Contiguous DBR Lands, and not ever crossing any part of the Checkerboard Lands (each such applicable Barrel of Produced Water, an “Applicable CDBRL Barrel”);

(ii)	[***] per Barrel of Produced Water disposed of or transported, in either case, utilizing New Infrastructure on or within the Checkerboard Lands; and

(iii)	[***] of gross proceeds received by WBSL from Skim Oil recovered by WBSL utilizing New Infrastructure within the AMI Lands.

(b) The obligation of WBSL to pay (x) the Royalties set forth in Section 4(a)(iii) with respect to Skim Oil attributable to the Applicable CDBRL Barrels and (y) the Royalties set forth in Section 4(a)(i) shall be suspended as of the Effective Date and shall remain suspended until the [***] anniversary of the Royalty Date, or until the date that WBSL has reached [***], whichever occurs first (such earlier date, the “Capacity Achievement Date”).

(i)	Until the Capacity Achievement Date, in lieu of the suspended Royalties described in the introductory paragraph of this Section 4(b), WBSL shall pay to TPR [***] (the “Alternate Royalty”).

(ii)	[***].

(iii)

The Annual Volume will be prorated as applicable for the Alternate Royalty Year in which the Capacity Achievement Date occurs and, promptly following the Capacity Achievement Date, WBSL will pay the Alternate Royalty on any remaining deficiency for the Annual Volume for any prior Alternate Royalty Year and any deficiency in the prorated Annual Volume for the current Alternate Royalty Year, if applicable.

(iv)

For the avoidance of doubt, the Alternate Royalty shall not apply to any Barrels of Produced Water disposed of or transported, in either case, utilizing New Infrastructure on or within the Checkerboard Lands, and WBSL shall be obligated to pay the Royalties set forth in Section 4(a)(ii) and Section 4(a)(iii) above for such Barrels.

(c) Notwithstanding anything herein to the contrary, on and after the Capacity Achievement Date WBSL shall pay:

(i)	the Royalty set forth in Section 4(a)(i) in respect of [***] of the Applicable CDBRL Barrels up to the Capacity Threshold [***];

(ii)	the Royalty set forth in Section 4(a)(i) on all Applicable CDBRL Barrels in excess of the Capacity Threshold; and

(iii)	the Royalty set forth in Section 4(a)(iii) on Skim Oil attributable to all Applicable CDBRL Barrels in excess of the Capacity Threshold [***].

(d) Every [***] anniversary of January 1, 2022, the Royalties [***] shall automatically be adjusted by the percentage increase in in the Consumer Price Index, as published by the Bureau of Labor Statistics of the United States Department of Labor for All Urban Consumers, specifically, the “All Items” Unadjusted Expenditure Category, for December 31, 2021 and for December 31 of the year immediately preceding the applicable increase, but in no event shall the percentage increase be less than [***] of the Royalties amounts from the previous five year term, or more than [***] of the Royalties amounts from the previous [***] year term.

(e) No later than the 25th day of each month WBSL shall deliver to TPR a statement setting forth, for the preceding month, the Produced Water volumes and Skim Oil sales for which WBSL owes a payment pursuant to Sections 4(a)-(c), together with a calculation of the respective amounts owed.

(f) No later than the 25th day of each month, each of DBR and TPR shall deliver to the other Party a statement setting forth, for the preceding month, any payments owed by such delivering Party pursuant to Section 5(b).

(g) Payment in full of any amounts due from any Party as reflected on the applicable statement shall be made by wire transfer on or before the last business day of the subsequent month (the “Due Date”). If a Party fails to pay the amount of any statement within 60 days after the date of such statement, interest on such amounts will accrue from the Due Date through and including the date such Party actually makes payment, at the Overdue Rate.

(h) At any time on no less than 30 days’ notice (but no more frequently than twice in any 12-month period so long as a Default by the other Party is not occurring), any Party may, at the sole cost and expense of such Party, conduct an audit of any other Party’s records, including the examination of accounts, invoices and other documents related to the AMI Lands and/or operations pursuant to this Agreement, and including records of Produced Water disposed of, and/or transported, as the case may be. Such examination shall use electronic records or, solely to the extent original documents are required, take place in the office location where such books and records are kept in the normal course of business; provided that no examination may unreasonably interfere in the ongoing job responsibilities of the personnel of any Party.

(i) WBSL shall provide, operate and maintain properly calibrated flow meters at each (i) SWD Well owned or operated by WBSL on the AMI Lands, (ii) point at which one of WBSL’s Produced Water pipelines brings Produced Water onto the AMI Lands, (iii) point at which one of WBSL’s Produced Water pipelines brings Produced Water onto the Checkerboard Lands from the Contiguous DBR Lands, (iv) receipt point on the AMI Lands at which Produced Water originally produced on the AMI Lands enters WBSL’s Produced Water Facilities, and (v) any other necessary locations on the Produced Water Facilities, all to the extent necessary to calculate the amounts owed by any WBSL Party pursuant to Section 4 and in compliance with all Applicable Laws, rules and regulations.

(j) [***]

5. Third Party Water Midstream Development on AMI Lands.

(a) [***]

(b) Each of DBR and TPR shall promptly inform the other Party of any agreements in respect of 3P Royalties, and DBR shall pay to TPR, and TPR shall pay to DBR, on a monthly basis and within 30 days of receipt, an amount equal to [***] of all 3P Royalties received by such Party. If a joint agreement is entered into by DBR, TPR and the applicable Third Party, the agreement will direct the payments to be made in accordance with this paragraph.

(c) In no event shall Section 5(a) (i) prevent or restrict Third Parties from utilizing land rights acquired prior to the Effective Date or constructing facilities utilizing such land rights acquired prior to the Effective Date, in both cases solely to the extent permitted in agreements existing on the Effective Date (as such agreements existed on the Effective Date) or (ii) require any Party’s consent under Section 5(a) for the matters described in Section 5(c)(i)).

6. Produced Water Opportunities Within the AMI Lands; TPR Purchase of Produced Water in New Mexico; Produced Water Opportunities Outside the AMI Lands.

(a) [***] WBSL will use commercially reasonable efforts to market, sell and redeliver Produced Water for use in oil and gas drilling and completion operations within the AMI Lands. If a TPR Party becomes aware of such an opportunity, TPR will promptly inform WBSL and WBSL will have the right to pursue the opportunity. WBSL shall pay TPR for all Produced Water (including recycled, treated, and raw Produced Water) sold, treated or redelivered by WBSL under this Section 6(a) as follows (the “Fees”):

i. [***] of the gross proceeds WBSL receives for such sale, treatment, or redelivery, net of WBSL’s actual and documented direct out of pocket operating expenses directly incurred in delivering such volumes of Produced Water from WBSL’s pipeline risers or skim oil recovery facilities to customer take points, plus the operating expenses for redelivery, recycling and treatment set forth in the table below. [***].

Service	Operating Expense
Redelivery of Raw Water	[***]

Light Oxidation Treatment to meet following spec: • ORP > 150 • PH 6-8 • Iron < 15 • Turbidity < 300 • H2S < 1	[***]

Full Oxidation Treatment to meet following spec: • ORP > 400 • PH 6-7.5 • Iron < 5 • Turbidity < 100 • H2S Non-Detect	[***]

Other recycling/treatment and/or water quality specs not listed above	[***]

ii. If WBSL sells Produced Water to an affiliated party or uses Produced Water in its own operations, the gross proceeds used to determine the Fees for such Produced Water pursuant to Section 6(a)(i) will be the average Produced Water sale price WBSL received from unaffiliated third parties for sales of Produced Water under this Section 6(a) within the preceding six full months; provided that if any such affiliated party resells such Produced Water (without blending or otherwise changing the character of such Produced Water), directly or indirectly, to an unaffiliated third party under this Section 6(a), WBSL shall provide TPR with all relevant information regarding such sale, and TPR shall have the option to have the Fees determined in accordance with Section 6(a)(i), using such third party price as the “gross proceeds”.

iii. If WBSL markets, sells or redelivers Produced Water (including recycled, treated and raw Produced Water) for use in oil and gas drilling and completion operations outside the AMI Lands, or provides the treatment and delivery services required in connection therewith, and (A) such Produced Water utilizes any New Infrastructure on TPR Lands (including pipelines used to transfer

Produced Water) or (B) such Produced Water is otherwise transported from the Contiguous DBR Lands for use in oil and gas drilling and completion operations in Texas, including by utilizing WBSL’s Produced Water infrastructure located in New Mexico, then WBSL shall pay TPR for such volumes of Produced Water in accordance with this Section 6(a); except that the reference in Section 6(a)(i) to [***] shall instead be [***] with respect to all such Produced Water volumes.

(b) [***]

(c) To the extent WBSL or its Affiliates owns or controls Produced Water in New Mexico, TPR or its designated Affiliate may purchase such Produced Water from WBSL’s facilities in New Mexico on a non-exclusive, interruptible basis to the extent reasonably requested by TPR or its designated Affiliate and delivered to TPR or its designated Affiliate at the existing pipeline operating pressure (i.e. no boost pumps required). TPR or its designated Affiliate will pay WBSL [***] for all volumes taken pursuant to this Section 6(c) and shall have possession and control of, and be responsible for all liabilities associated with, any such Produced Water once such Produced Water leaves WBSL’s facility. TPR and WBSL representatives will discuss such opportunities in their discussions addressing other matters under this Agreement.

(d) [***]

7. Withdrawal of Protests.

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8. Assignment.

(a) WBSL may not Transfer its interest in this Agreement, in whole or in part, without the express prior written consent of TPR, which may be withheld by TPR at its sole discretion for any reason or no reason. Notwithstanding the foregoing, WBSL may assign all, but not less than all, of its interest in this Agreement without TPR’s consent to an Affiliate of WBSL, provided that WBSL gives prior written notice to TPR. In the event of a permitted Transfer hereunder, such party shall agree in writing to be bound by the terms of this Agreement and WBSL shall furnish to TPR a copy of such agreement within thirty (30) days of such assignment. For the avoidance of doubt, no assignment by WBSL of this Agreement or any rights hereunder shall relieve WBSL of any subsequent liability and WBSL shall remain primarily liable for any and all obligations under this Agreement unless the express written release of such liability shall be obtained from TPR. WBSL may not engage in a series of transactions that both (i) result in this Agreement or an interest herein being owned by a non-Affiliate and (ii) are designed to avoid the consent requirements set forth in this Section 8(a).

(b) TPR may not Transfer its rights under Section 9 (including its rights to make the election under Section 9 and the rights it obtains or would obtain under this Agreement as a result of making such election) (collectively, the “Reciprocal Rights”), in whole or in part, without the express prior written consent of DBR, which may be withheld by DBR at its sole discretion for any reason or no reason. Notwithstanding the foregoing, TPR may assign all, but not less than all, of the Reciprocal Rights without DBR’s consent to an Affiliate of TPR, provided that TPR gives prior written notice to DBR. In the event of a permitted Transfer hereunder, such party shall agree in writing to be bound by the terms of this

Agreement and TPR shall furnish to DBR a copy of such agreement within thirty (30) days of such assignment For the avoidance of doubt, no assignment by TPR of this Agreement or any rights hereunder shall relieve TPR of any subsequent liability and TPR shall remain primarily liable for any and all obligations under this Agreement unless the express written release of such liability shall be obtained from DBR. TPR may not engage in a series of transactions that both (i) result in the Reciprocal Rights or an interest therein being owned by a non-Affiliate and (ii) are designed to avoid the consent requirements set forth in this Section 8(b).

(c) Any Transfer of all or any portion of the AMI Lands by a Party shall be made expressly subject to this Agreement. In the event that TPR Transfers less than all of the TPR Lands to any Third Party, such Third Party shall not have any rights to receive any amounts payable to TPR pursuant to Section 4 unless specifically assigned to such Third Party.

(d) Any Transfer in violation of this Section 8 shall be void ab initio. The Parties shall cause any Person obtaining an ownership interest in AMI Lands to join this Agreement. No Transfer by one Party shall be binding upon any other Party until the transferring Party has furnished each other Party with a copy of the instrument evidencing the Transfer.

(e) For the avoidance of doubt, none of the following shall be restricted by this Section 8 (and no consent shall be required for), (i) a change of control of, or sale, assignment or other transfer of equity of, any Party or any of its Affiliates (except to the extent in conflict with the last sentence of Section 8(a) or the last sentence of Section 8(b)), or (ii) a sale, assignment or transfer by DBR, Landowner or TPR of any or all of the AMI Lands or rights thereto (subject to compliance with Sections 8(c) and 8(d)).

9. Reciprocity. The Parties acknowledge and agree that TPR, at any time during the Term of this Agreement after the [***] shall have the option to exercise the same rights and enjoy the same benefits with respect to the DBR Lands as have been granted and otherwise made available to WBSL hereunder, financial and otherwise, with respect to the TPR Lands upon not less than thirty (30) days’ prior written notice to WBSL, DBR, and Landowner (the date on which such election becomes effective, the “Election Date”); [***] Each reference to “TPR” in this Section 9 will be read as “TPR or its designated Affiliate.” If TPR properly exercises such option, the following will apply:

(a) From and after the Election Date, subject to Sections 9(b) and 9(e), as between TPR, Landowner and DBR, (i) TPR shall have the same rights and obligations under this Agreement with respect to the DBR Lands as WBSL has under this Agreement vis a vis TPR with respect to the TPR Lands; [***].

(b) Notwithstanding anything to the contrary in this Agreement, the rights and obligations of TPR and DBR under Section 9(a) shall be subject to the following:

(i)	[***]

(ii)	TPR facilities on DBR Lands may not unreasonably interfere with any then existing WBSL facilities or any facilities set forth in the most recent WBSL Development Plan.

(iii)

The Royalties payable by TPR shall be those set forth in Sections 4(a)(ii) and 4(a)(iii), as the same may be adjusted from time to time pursuant to Section 4(d), and such Royalties shall be owed with respect to all volumes of Produced Water that enter or are transported through TPR’s Produced Water Facilities. For the avoidance of doubt, neither Section 4(b) nor Section 4(c) shall apply to TPR’s obligations to pay Royalties.

(c) Subject to Section 9(b) and 9(e), the rights and obligations set forth in Section 9(a) shall be upon the same terms and conditions as otherwise provided in this Agreement, without any requirement to amend this Agreement or execute any additional documentation, provided that the Parties hereto shall execute such commercially reasonable documentation in confirmation of the foregoing as either TPR or its Affiliates or DBR or Landowner may reasonably request. Such reciprocal rights and benefits shall be applicable to the DBR Lands to the same extent as the rights and benefits of WBSL to the TPR Lands. For the avoidance of doubt, nothing in this Section 9 or the implementation thereof shall in any manner diminish or otherwise adversely affect any of WBSL’s rights or obligations under this Agreement.

(d) [***]

(e) [***]

10. Insurance. Each Party shall carry insurance with responsible carriers as set forth on Schedule 2. Each WBSL Party required to carry insurance pursuant to this Agreement shall name TPR as an additional insured, and each TPR Party required to carry insurance pursuant to this Agreement shall name DBR, Landowner and WBSL as additional insureds. Each Party will provide copies of such insurance policies (and certificates of insurance) to any other Party within ten days of such other Party’s request for same. Each Party agrees that its obligation to carry and maintain insurance pursuant to this Section 10 shall be independent of its indemnity obligations herein. All insurance policies required pursuant to this Section 10 shall provide for waivers of subrogation among the Parties. Industry standard blanket endorsements may be utilized to satisfy the additional insured and waiver of subrogation requirements. Upon request, a Party will promptly provide the other Parties with a copy of all reports made by its insurers or to others of accidents or occurrences occurring on the AMI Lands.

11. State and Federal Laws, Rules and Regulations. All of the terms and provisions of this Agreement are hereby expressly made subject to Applicable Laws. Each Party shall prepare and file all such applications, notices, reports and other information concerning its operations to the extent required by Applicable Law. Each Party shall bear its own expenses incurred in participating in any hearings or proceedings.

12. Force Majeure. If any Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to make money payments, that Party shall give to all other Parties prompt written notice of the Force Majeure with reasonably full particulars concerning it; thereupon, the obligations of the Party giving the notice, other than the obligation to make money payments, so far as they are affected by the Force Majeure, shall be suspended during, but no longer than, the continuance of the Force Majeure. The affected Party shall use commercially reasonable efforts to remedy the Force Majeure as quickly as possible. The requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty by the Party involved, contrary to its wishes; how all such difficulties shall be handled shall be entirely within the discretion of the Party concerned. The term “Force Majeure” as used in this Agreement means an act of God, strike, lockout, or other industrial disturbance, act of public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, epidemic, pandemic, governmental restraint, any action or inaction by any Governmental Authority, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, that is not reasonably within the control of the Party claiming suspension.

13. Term and Termination.

(a) The term of this Agreement shall commence on the Effective Date and shall continue until the fifteenth anniversary of the Effective Date (the “Initial Term”) and shall continue thereafter for successive one year terms (each, a “Renewal Term”) until any Party gives the other Parties written notice at least 180 days prior to the end of the Initial Term or any Renewal Term of its intent to terminate this Agreement, following which this Agreement will terminate at the end of the then-current Initial Term or Renewal Term. No Party may terminate this Agreement except as provided in this Section 13(a) or Section 14.

(b) The termination of this Agreement shall not relieve any Party hereto from any payment, liability or other obligation or any remedy therefor which has accrued or attached prior to the date of such termination. Upon termination of this Agreement and the satisfaction of all obligations hereunder, in the event a memorandum of this Agreement has been filed of record, each Party is authorized to file of record in all necessary recording offices a notice of termination, and each Party hereto agrees to execute such notice of termination as to each other Party’s interest, upon request of any Party, if such requesting Party has satisfied its financial obligations.

(c) Notwithstanding anything in this Agreement to the contrary, upon termination of this Agreement, (i) WBSL shall retain ownership of its Produced Water Facilities on the AMI Lands and the rights to operate such Produced Water Facilities in accordance with any Transaction Documents, (ii) TPR shall continue to receive (x) payments as set forth in Section 4 with respect to the New Infrastructure that is located on the AMI Lands and exists as of the date of the termination and (y) payments as set forth in Section 6(a) with respect to Produced Water (including recycled, treated and raw Produced Water) marketing, sales and redelivery, and treatment and delivery services required in connection therewith, for use in oil and gas drilling and completion operations within or outside the AMI Lands, and (iii) all other agreements entered into by WBSL and TPR with respect to the TPR Lands will continue in full force and effect. For the avoidance of doubt, WBSL shall not be permitted under this Agreement to construct Produced Water Facilities on the TPR Lands following termination of this Agreement. Further, upon termination of this Agreement, the provisions of this Agreement which are intended to extend beyond its termination, including the liability, warranty, and confidentiality provisions, and the provisions applicable to the enforcement of those provisions and/or the enforcement of rights and obligations incurred hereunder that are not fully discharged prior to the termination of this Agreement, shall survive termination to the extent necessary to effect the intent of the Parties and/or enforce such rights and obligations. For the avoidance of doubt, in addition to and not in limitation of the rights otherwise described in this Section 13(c), the following Sections of this Agreement shall survive the termination of this Agreement: Sections 4, 11, 13, 15, 17, 18, 21, 22, 23 and 29.

14. Defaults and Remedies. If any Party fails to pay any amount owed, or fulfill any other financial obligation under this Agreement within the time period required for such payment hereunder, or fails to perform any of its material obligations pursuant to this Agreement (any such event, a “Default”) then in addition to any other remedies provided for in this Agreement, the remedies set forth below shall apply. Any Default by WBSL shall be a Default solely by WBSL and not any of DBR or Landowner, unless DBR and/or Landowner is independently in Default, and vice versa. Election of any one or more of the following remedies shall not preclude the subsequent use of any other remedy specified below or any other remedy available by Applicable Law to a non-defaulting Party.

(a) Any Party may deliver to the Party in default a notice of Default (“Notice of Default”), which specifies the Default, specifies the action to be taken to cure such Default, and specifies that failure to take such action will result in the exercise of one or more of the remedies provided in this Section. If the Default is not cured within 30 days following the delivery of such Notice of Default (which 30 day period will be extended for so long as the Party in Default has commenced attempting to cure within the initial 30 day period and continues to diligently pursue a cure, up to a maximum of 90 additional days), all of the rights of the defaulting Party granted by this Agreement may, upon notice, be suspended until the Default is cured, without prejudice to the right of the non-defaulting Party or Parties to continue to enforce the obligations of the defaulting Party previously accrued or thereafter accruing under this Agreement. The rights of a defaulting Party that may be suspended hereunder at the election of the non-defaulting Parties shall include the right to receive information related to the AMI Lands or the operations thereon conducted during the period of such Default and the right to receive payment pursuant to Section 4. Further, without prejudice to the other rights and remedies of the non-defaulting Party or Parties, each non-defaulting Party shall be entitled to offset any amounts owing from the defaulting Party pursuant to this Agreement against any amounts owed to such non-defaulting Party.

(b) In the event any Party shall be required to bring legal proceedings to enforce this Agreement, then the prevailing Party shall also be entitled to recover all court costs, costs of collection, and reasonable attorney’s fees.

15. Payment of Taxes. Each Party shall report its own income and expenses on its respective individual or consolidated tax returns, and shall be responsible for its own taxes resulting therefrom (whether local, state, or federal). For the avoidance of doubt: (i) the applicable WBSL Parties will pay all taxes levied on Produced Water or attributable to their Produced Water Facilities, the Produced Water operations, and the DBR Lands, together with any corporate income taxes, ad valorem, and property or similar taxes of the WBSL Parties; (ii) the applicable TPR Parties will pay all taxes levied on their operations, and the TPR Lands, together with any corporate income taxes, ad valorem, and property or similar taxes of the TPR Parties, and (iii) no Party shall deduct amounts for taxes from the payments made pursuant to Section 4. In the event of any conflict between this Section 15 and the taxes provision of any Transaction Document, the obligations of such Transaction Document shall control.

16. Costs and Expenses. All costs and expenses incurred in connection with this Agreement and each Transaction Document and the transactions contemplated hereby and thereby shall be paid by the Party incurring such costs and expenses.

17. Confidentiality. At all times during the term of this Agreement the Parties shall have access at all reasonable times to the books and records of the other Parties to the extent related to this Agreement or operations on the AMI Lands (subject to Section 4(h)); provided that each Party shall hold in confidence, and shall require its Affiliates, and its and their respective principals, officers, employees, representatives and agents to hold in confidence the terms of this Agreement and all of the following information belonging to any other Party: (i) any accountings, (ii) all information pertaining to revenues and expenses, (iii) any records or other financial information provided by or on behalf of a Party related to the New Infrastructure on the AMI Lands, (iv) any books, records, computer printouts, designs or information regarding Produced

Water Facilities, and (v) any other proprietary information regarding Produced Water Facilities on the AMI Lands (collectively, “Confidential Information”). No Party may disclose such Confidential Information to others or permit the use of such Confidential Information by others for their benefit or to the detriment of any other Party hereto; provided that each Party may disclose Confidential Information (i) to any other Party or its or their Affiliates and their respective principals, officers, employees, representatives, agents, working interest owners, investors, potential investors, lenders, potential financing sources and bona fide prospective acquirors and (ii) as required by Applicable Law, including complying with any applicable disclosure obligations in connection with any securities offering or periodic or current reporting requirement, or any rule or requirement of any national securities exchange, or as required or requested pursuant to legal, administrative or judicial process, including an audit or examination by a regulator or self-regulatory organization (including by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process); provided that, in the case of disclosure under this clause (ii), the disclosing Party shall use commercially reasonable efforts to minimize the disclosure of Confidential Information, including if applicable by requesting confidential treatment in respect of such Confidential Information. Notwithstanding anything herein to the contrary, the following information shall not constitute “Confidential Information”: (x) information which was known to the receiving Party on a non-confidential basis prior to being furnished to the receiving Party by the disclosing Party; (y) information disclosed to the receiving Party by third parties that, to the knowledge of the receiving Party, are not bound by restrictions on disclosure with the disclosing Party with respect to such information; or (z) information that is or hereafter becomes generally available to the public other than through a breach of this Agreement by the receiving Party or its Affiliates, or any of its or their respective principals, officers, employees, representatives and agents.

18. Relationship of the Parties. This Agreement shall not be construed as creating a partnership or joint venture of any kind among the Parties. The rights of the Parties shall be individual and not joint or collective. NOTWITHSTANDING ANY DUTY (INCLUDING ANY FIDUCIARY DUTY) THAT MAY OTHERWISE EXIST AT LAW OR IN EQUITY, TO THE FULLEST EXTENT PERMITTED BY LAW, (I) NO PARTY SHALL HAVE A FIDUCIARY DUTY TO ANY PERSON BOUND BY THIS AGREEMENT, AND (II) THE SOLE DUTIES, IF ANY, OF EACH PARTY TO THIS AGREEMENT AND ITS RESPECTIVE AFFILIATES TO ANY PERSON BOUND BY THIS AGREEMENT SHALL BE LIMITED TO THE CONTRACTUAL DUTIES IMPOSED BY THIS AGREEMENT.

19. Covenants Binding. All of the terms and provisions of this Agreement shall extend to, and be binding upon, the Parties, their respective heirs, representatives, successors and assigns, and shall constitute covenants running with the land with respect to the AMI Lands.

20. Further Assurances. The Parties agree to take such further actions, including the execution and delivery of any documents, as may be required, necessary, or desirable for the performance of this Agreement and the Transaction Documents.

21. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under the present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of the Agreement, and the remaining provisions of this Agreement shall remain in full force and effect.

22. Governing Law; Dispute Resolution; Waiver of Jury Trial.

(a) This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Texas without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

(b) Each Party agrees to attempt in good faith to resolve disputes prior to filing suit. Within five days following delivery of written notice by one Party to another of a perceived breach or other dispute, a senior executive of each Party will meet together in person (or if agreed by both parties, via telephone) to discuss ways to correct the dispute prior to taking further action.

(c) EACH PARTY SHALL BRING ANY ACTION OR PROCEEDING IN RESPECT OF ANY CLAIM ARISING OUT OF THIS AGREEMENT OR THE RELATIONSHIP OF THE PARTIES HEREUNDER EXCLUSIVELY IN ANY FEDERAL OR STATE COURT LOCATED IN MIDLAND COUNTY, TEXAS, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND HEREBY SUBMITS TO THE JURISDICTION OF, AND WAIVES ANY OBJECTION OF INCONVENIENT FORUM WITH RESPECT TO, SUCH COURTS. EACH OF THE PARTIES HEREBY KNOWINGLY AND IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY OF ANY AND ALL CLAIMS AND CAUSES OF ACTION ARISING FROM, IN CONNECTION WITH, OR IN ANY WAY RELATING TO THE NEGOTIATION, FORMATION, CONSTRUCTION, INTERPRETATION, PERFORMANCE, NON-PERFORMANCE, AND/OR BREACH OF THIS AGREEMENT.

(d) NOTWITHSTANDING ANY CONTRARY IN THIS AGREEMENT, NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY PUNITIVE, CONSEQUENTIAL (EXCEPT TO THE EXTENT CONSTITUTING DIRECT DAMAGES), INCIDENTAL OR INDIRECT DAMAGES, OF ANY TYPE OR CHARACTER, INCLUDING LOSS OF PROFIT, LOSS OF PRODUCTION, REVENUE OR ANTICIPATED BUSINESS ARISING FROM OR RELATED IN ANY WAY TO THIS AGREEMENT, WITHOUT REGARD TO THE CAUSE(S) THEREOF, EXCEPT TO THE EXTENT A PARTY IS LIABLE TO AN UNRELATED THIRD PARTY FOR THE SAME.

23. Entire Agreement; Headings; Precedence. This Agreement, together with the Transaction Documents, constitutes the entire agreement of the Parties relating to the subject matter hereof, and supersedes all previous agreements, written or oral. Except as provided otherwise in this Agreement, this Agreement may not be amended or modified except by an instrument in writing signed by all Parties. In the event of an irreconcilable conflict between the terms of any Transaction Document and the provisions of this Agreement, the provisions of this Agreement shall control.

24. Limitation of Grant. Any and all uses of the AMI Lands other than those expressly granted by this Agreement to any Party are deemed to be reserved by the owner of such property and are not intended to be granted, and are not granted, to any Party by this Agreement. Any use beyond the scope of rights expressly granted to the Parties, respectively, by the terms herein must be expressly agreed upon in writing by the Parties, with valid consideration agreed upon and tendered to owner of the affected portion of the AMI Lands before such additional rights to use of the AMI Lands described herein commence.

25. Independent Counsel. Each Party acknowledges that it has had sufficient opportunity to, and has, consulted with its attorneys.

26. Multiple Counterparts. This Agreement may be executed in one document signed by all Parties, or in separate documents, which shall be counterparts hereof, or may be joined in, confirmed and ratified by any and all necessary parties by a separate document specifically referring this Agreement.

27. No Third Party Beneficiaries. This Agreement does not create any rights, claims or benefits inuring to any person that is not a Party hereto nor create or establish any third party beneficiary hereto.

28. Acknowledgement and Ratification. As necessary to ensure that this Agreement survives termination or expiration of the Master Lease, during the Term, by executing this Agreement, Landowner hereby acknowledges and ratifies the terms and conditions of this Agreement. Upon termination or expiration of the Master Lease, all of DBR’s rights and obligations under this Agreement shall automatically, ipso facto revert to Landowner, as successor in interest to DBR, and Landowner shall provide written notice to the other Parties of such reversion.

29. Certain Representations and Covenants. Each Party represents and warrants to the other Party, as of the Effective Date, that (a) it is duly formed and existing and in good standing under its jurisdiction of formation (and is in good standing with all regulatory agencies having jurisdiction over it), and is duly qualified to do business under the laws of such jurisdiction and each other jurisdiction in which such qualification is required to perform its obligations under this Agreement, (b) it has the limited liability company or corporate power and authority to execute and deliver this Agreement, perform its obligations under this Agreement, cause this Agreement to burden the DBR Lands (with respect to DBR and Landowner) and the TPR Lands (with respect to TPR), and to grant the rights granted to other Parties by this Agreement and (c) this Agreement has been duly executed and delivered by it and is legally binding upon it (assuming that the other Party has duly executed and delivered this Agreement), enforceable in accordance with its terms. Each Party covenants to take all actions necessary to maintain its good standing with regulatory agencies having jurisdiction over it (except where a failure to do so would not materially and adversely affect the ability of such Party to comply with this Agreement).

30. Specific Performance. Notwithstanding anything to the contrary in this Agreement, each Party recognizes and acknowledges that a breach by it of any applicable covenants, agreements or obligations contained in this Agreement shall cause the other Party to sustain irreparable harm for which they would not have an adequate remedy at law, and therefore in the event of any such breach the aggrieved Party shall, without the posting of bond or other security (any requirement for which each Party hereby waives), be entitled to the remedy of specific performance of such covenants, agreements and obligations, including injunctive and other equitable relief, in addition to any other remedy to which it might be entitled, (a) a Party shall be entitled to an injunction or injunctions to prevent breaches of any covenants, agreements or obligations contained in this Agreement and (b) in the event that any action or suit is brought in equity to enforce such covenants or agreements, neither Party shall allege, and each Party hereby waives the defense or counterclaim, that there is an adequate remedy at law.

[Signature Page Follows]

EXHIBIT A

ADDRESSES FOR NOTICE

If to TPR:

Texas Pacific Resources LLC

1700 Pacific Avenue, Suite 2900

Dallas, Texas 75201

Attention: Kevin Pierce, Director of Land

Email: [***]

With a copy to:

1700 Pacific Avenue, Suite 2900

Dallas, Texas 75201

Attention: Katie Keenan, Legal Department

Email: [***]

If to WBSL, DBR or Landowner:

DBR Land LLC

Delaware Basin Ranches Inc.

WaterBridge Stateline LLC

306 W. Wall Street, Suite 500

Midland, TX 79701

Attention: CEO; General Counsel

Email: [***]

EXHIBIT B

FORM OF MEMORANDUM OF AGREEMENT

(See attached)

EXHIBIT B

MEMORANDUM OF PRODUCED WATER FACILITIES AND ACCESS AGREEMENT

THIS MEMORANDUM OF PRODUCED WATER FACILITIES AND ACCESS AGREEMENT (this “Memorandum”) is entered into effective as of March 8, 2022 (the “Effective Date”), by and among Texas Pacific Resources LLC, a Texas limited liability company with an address of 1700 Pacific Avenue, Suite 2900, Dallas, Texas 75201 (“TPR”), DBR Land LLC, a Delaware limited liability company with an address of 840 Gessner Road, Suite 100, Houston, Texas 77024 (“DBR”), Delaware Basin Ranches Inc., a Texas corporation with an address of 840 Gessner Road, Suite 100, Houston, Texas 77024 (“DB Ranches”), and WaterBridge Stateline LLC, a Delaware limited liability company with an address of 840 Gessner Road, Suite 100, Houston, Texas 77024 (“WBSL”). TPR, DBR, DB Ranches and WBSL are hereinafter sometimes referred to singularly as a “Party” and collectively as the “Parties.” Capitalized terms used in this Memorandum but not defined herein have the meaning ascribed to such terms in the Agreement (as defined below).

RECITALS

WHEREAS, the Parties entered into that certain Produced Water Facilities and Access Agreement, dated as of the Effective Date (as such agreement may be modified or amended and restated from time to time, the “Agreement”), that provides, among other things, the terms and conditions related to the development, construction and operation of Produced Water Facilities, and the marketing, sale and redelivery of Produced Water, in each case on the properties owned by TPR in Reeves and Loving Counties, Texas, that are described as “TPR Lands” on Exhibit A hereto (the “TPR Lands”) and the properties owned or leased by DBR and DB Ranches in Reeves and Loving Counties, Texas, that are described as “DBR Lands” on Exhibit B hereto (the “DBR Lands”); and

WHEREAS, the Parties desire to file this Memorandum of record in the real property records of Reeves and Loving Counties, Texas, to give notice of the existence of the Agreement and certain provisions contained therein.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Notice. Notice is hereby given of the existence of the Agreement and all of its terms, covenants and conditions to the same extent as if the Agreement was fully set forth herein. Certain provisions of the Agreement are summarized in Sections 2 through 4 below.

2. Grant of Rights.

a. Right to Develop Facilities. Subject to the terms and conditions of the Agreement, TPR granted to WBSL the non-exclusive right to develop, construct, and operate Produced Water Facilities (excluding evaporation facilities) on the TPR Lands for handling Produced Water and the non-exclusive right of ingress and egress within the TPR Lands for the purposes of performing and exercising its rights under the Agreement, in each case pursuant to such leases and easements as are mutually agreed to by TPR and WBSL.

b. Produced Water Sales. Subject to the terms and conditions of the Agreement, TPR granted WBSL the right to market, sell and redeliver Produced Water (including recycled, treated, and raw Produced Water), and to provide the treatment and delivery services required in connection therewith, for use in oil and gas drilling and completion operations within the TPR Lands.

c. Reciprocity. Subject to the terms and conditions of the Agreement, DBR and DB Ranches granted unto TPR the option to exercise the same rights and enjoy the same benefits with respect to the DBR Lands as have been granted and otherwise made available to WBSL, financial and otherwise, with respect to the TPR Lands.

3. Covenant Running with the Land. The Parties agree that the Agreement, and the rights granted thereunder and obligations contained therein (including payment obligations), shall be covenants running with the TPR Lands and DBR Lands and shall be binding upon and inure to the benefit of each of the Parties and their respective successors and permitted assigns. Any sale, conveyance, grant, transfer, assignment or other disposition of all or any portion of the TPR Lands and the DBR Lands shall be made expressly subject to the Agreement, and the Agreement or the applicable portion hereof shall be assumed by the purchaser or assignee.

4. Certain Definitions.

“Produced Water” means any produced water, flowback water, brine water, saltwater, associated incidental hydrocarbons, trace amounts of oil industry chemicals or various trace solids, and any other water borne liquid substances each generated in connection with drilling for and producing hydrocarbons. Produced Water does not include Produced Water blended with fresh or brackish water.

“Produced Water Facilities” means facilities, infrastructure and equipment used for storage, transportation, recycling, treating, reuse, sale, and/or disposal (including by injection, evaporation or treatment) of Produced Water, including pipelines, commercial SWD Wells and related infrastructure.

5. No Amendment to Agreement. This Memorandum is executed and recorded solely for the purpose of giving notice and shall not amend nor modify the Agreement or any other agreement entered into by the Parties in connection with the Agreement in any way. Notwithstanding anything herein to the contrary, in the event of a conflict between the provisions of the Agreement and this Memorandum, the provisions of the Agreement shall control in all respects.

6. Execution in Counterparts; Amendment. This Memorandum may be executed in counterparts, including by electronic transmission, each of which so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument. The terms of this Memorandum may only be modified or amended by an instrument in writing, fully executed by the Parties.

[Signature Page Follows]

2

IN WITNESS WHEREOF, intending to be legally bound, the Parties have executed this Memorandum as of the date first written above.

WaterBridge Stateline LLC,

a Delaware limited liability company

By:
Name: Harrison Bolling
Title: SVP and General Counsel

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This document was acknowledged before me on _________________________, 2022, by Harrison Bolling, SVP and General Counsel of WaterBridge Stateline LLC, a Delaware limited liability company, on behalf of said company.

Notary Public
My commission expires:

Notary’s Printed Name

[Signature Page to Memorandum of Produced Water Facilities and Access Agreement]

Texas Pacific Resources LLC,

a Texas limited liability company

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF	§

This document was acknowledged before me on [____], 2022, by [________], [________] of Texas Pacific Resources LLC, a Texas limited liability company, on behalf of said company.

Notary Public
My commission expires:

Notary’s Printed Name

[Signature Page to Memorandum of Produced Water Facilities and Access Agreement]

DBR LAND LLC,

a Delaware limited liability company

By:
Name: Harrison Bolling
Title: SVP and General Counsel

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This document was acknowledged before me on _________________________, 2022, by Harrison Bolling, SVP and General Counsel of DBR Land LLC, a Delaware limited liability company, on behalf of said company.

Notary Public
My commission expires:

Notary’s Printed Name

[Signature Page to Memorandum of Produced Water Facilities and Access Agreement]

DELAWARE BASIN RANCHES INC.,

a Texas corporation

By:
Name: Harrison Bolling
Title: SVP and General Counsel

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This document was acknowledged before me on _________________________, 2022, by Harrison Bolling, SVP and General Counsel of Delaware Basin Ranches Inc., a Texas corporation, on behalf of said corporation.

Notary Public
My commission expires:

Notary’s Printed Name

[Signature Page to Memorandum of Produced Water Facilities and Access Agreement]

Exhibit A

TPR LANDS

Block	Section	Survey	County

Exhibit B

DBR LANDS

Block	Section	Survey	County

SCHEDULE 1

DBR LANDS; TPR LANDS1

AMI Lands
Contiguous DBR Lands
DBR Lands
TPR Lands
25S 31E
25S 32E
25S 33E
26S 31E
26S 32E
26S 33E
56 T1
55 T1
54 T1
57 T1
76
TX
652
57 T2
56 T2
55 T2
54 T2
53 T2
285
C20
33
1
2
57 T3
56 T3
55 T3

[1]

Only the TPR Lands within the AMI Lands are considered “TPR Lands” for purposes of this Agreement. All TPR Lands within the AMI Lands are Checkerboard Lands. All of the “DBR Lands” within the AMI Lands (and only the DBR Lands within the AMI Lands) other than the Contiguous DBR Lands are considered “DBR Checkerboard Lands” for purposes of this Agreement.

SCHEDULE 2

INSURANCE

I.

Commercial General Liability Insurance. Occurrence form with minimum limits of liability for bodily injury, death, and property damage of $1,000,000 combined single limit per occurrence, and an aggregate annual minimum limit of $2,000,000. Coverage shall include:

a.	Pollution Liability, including cleanup costs;

b.	Broad Form Blanket Contractual Liability;

c.	Independent Contractors Coverage for work let or sublet, with no exclusions, restrictions or limitations;

d.	Premises/Operations;

e.

“Action Over/Indemnity Buyback” and deletion of any provisions that limit or exclude coverage of claims made by the insured Party’s employees against the other Party on the basis of their employment relationship; and

f.	Products/Completed Operations.

II.	Commercial Automobile Liability Insurance. Minimum limits of liability for injury, death or property damage of $1,000,000 combined single limit per occurrence. Coverage shall include:

a.	Owned, hired and non-owned vehicles; and

b.	The insured Party’s employees as Insureds.

III.

Workers’ Compensation and Employer’s Liability Insurance. In accordance with statutory requirements of Texas and complying with federal laws and requirements, with minimum Employer’s Liability limits of $1,000,000 per accident. No substitute policies shall be permitted. At minimum, coverage shall include:

a.	Occupational Disease;

b.	Voluntary Compensation; and

c.	Alternate Employer and Borrowed Servant Endorsements;

IV.	Umbrella / Excess Liability Insurance. Umbrella/Excess Liability Insurance with minimum combined single limits of $10,000,000.00. Coverage shall include:

a.	Coverage at least as broad and on a following form basis in excess of the underlying minimum coverages required in Sections I-III of this Schedule 2; and

b.	Aggregate limits, if any, shall apply separately to each annual policy period.